UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2015

Apollo Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of November 6, 2015, Cliff Guan resigned as a director (“Director”) of Apollo Acquisition Corporation (the “Company”).  As a result of Mr. Guan’s resignation as Director, he has relinquished his role as a director for Securities and Exchange Commission (“SEC”) reporting purposes.   Mr. Guan’s resignation as Director did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

11.1

Resignation Letter of Cliff Guan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2015	APOLLO ACQUISITION CORPORATION /s/ Jianguo Xu
Jianguo Xu Chief Executive Officer